 Exhibit 99.3
CHINA CHEMICAL CORP.
(FORMERLY BOMPS MINING, INC.)
UNAUDITED PRO FORMA CONSOLIDATED
FINANCIAL STATEMENTS

CONTENTS

Unaudited Pro Forma Consolidated Balance Sheets as of June 30, 2010	F-2

Unaudited Pro Forma Consolidated Balance Sheets as of December 31, 2009	F-3

Unaudited Pro Forma Consolidated Statements of Income and Comprehensive Income for the Six Months Ended June 30, 2010	F-4

Unaudited Pro Forma Consolidated Statements of Income and Comprehensive Income for the Year Ended December 31, 2009	F-5

Unaudited Pro Forma Consolidated Statements of Changes in Stockholders’ Equity for the Period Ended June 30, 2010 and the Year Ended December 31, 2009	F-6

Notes to Unaudited Pro Forma Consolidated Financial Statements	F-7

CHINA CHEMICAL CORP.
(FORMERLY BOMPS MINING, INC.)
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
AS OF JUNE 30, 2010

	BOMPS MINING MAY 31, 2010	ZIBO JIAZHOU CHEMICAL JUNE 30, 2010	PRO FORMA ADJUSTMENTS	NOTES	PRO FORMA CONSOLIDATED TOTAL
CURRENT ASSETS
Cash and cash equivalents	$-	$1,005,398	$		$1,005,398
Restricted cash	-	51,744,100			51,744,100
Accounts receivable	-	12,037,398			12,037,398
Inventories	-	7,764,585			7,764,585
Notes receivable	-	992,414			992,414
Prepayments for goods, net of allowance of $155,983 and $155,329 at June 30, 2010 and December 31, 2009, respectively	-	14,462,011			14,462,011
Prepaid expenses and other receivables	-	117,517			117,517
Due from a related party	-	27,458,139			27,458,139
Due from an employee	-	7,365,289			7,365,289
Deferred taxes	-	76,381			76,381
Total current assets	-	123,023,232			123,023,232
LONG-TERM ASSETS
Property, plant and equipment, net	-	50,065,532			50,065,532
Construction in progress	-	24,647,453			24,647,453
Land use rights, net	-	3,257,202			3,257,202
Due from a related party	-	16,752,828			16,752,828
Deferred taxes	-	407,037			407,037
Total long-term assets	-	95,130,052			95,130,052
TOTAL ASSETS	$-	$218,153,284	$		$218,153,284

CHINA CHEMICAL CORP.
(FORMERLY BOMPS MINING, INC.)
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
AS OF JUNE 30, 2010

	BOMPS MINING MAY 31, 2010	ZIBO JIAZHOU CHEMICAL JUNE 30, 2010	PRO FORMA ADJUSTMENTS		NOTES		PRO FORMA CONSOLIDATED TOTAL

CURRENT LIABILITIES
Accounts payable	$4,250	$4,360,751		$(4,250)	2	a	$4,360,751
Other payables and accrued liabilities	-	1,715,252					1,715,252
Short-term bank loans	-	40,931,223					40,931,223
Customer deposits	-	1,525,318					1,525,318
Notes payable	-	71,963,741					71,963,741
Income tax payable	-	1,864,135					1,864,135
Payable to contractors	-	1,523,130					1,523,130
Due to related parties	-	253,368					253,368
Current portion of financial obligation, sale-leaseback, net	-	502,340					502,340
Current portion of long-term bank loans	-	3,388,033					3,388,033
Total current liabilities	4,250	128,027,291					128,027,291
LONG-TERM LIABILITIES
Long-term portion of financial obligation, sale-leaseback, net	-	881,616					881,616
Long-term bank loans	-	18,707,834					18,707,834
Total long-term liabilities	-	19,589,450					19,589,450
TOTAL LIABILITIES	4,250	147,616,741					147,616,741
SHAREHOLDERS’ EQUITY
Registered capital	-	4,528,113		(4,528,113)	2	b	-
Common stock	400	-		2,600	2a, b		3,000
Additional paid-in capital	44,600	7,577,646		4,480,513	2	b	12,102,759
Retained earnings (restricted portion is $1,857,451 at June 30, 2010 )	-	52,955,957					52,955,957
Accumulated other comprehensive income	-	5,474,827					5,474,827
Accumulated deficit during exploration stage	(49,250)	-		49,250	2a, b		-
TOTAL SHAREHOLDERS’ (DEFICIT) EQUITY	(4,250)	70,536,543					70,536,543
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$-	$218,153,284	$				$218,153,284

CHINA CHEMICAL CORP.
(FORMERLY BOMPS MINING, INC.)
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2009

	BOMPS MINING NOVEMBER 30, 2009	ZIBO JIAZHOU CHEMICAL DECEMBER 31, 2009	PRO FORMA ADJUSTMENTS	NOTES	PRO FORMA CONSOLIDATED TOTAL
CURRENT ASSETS
Cash and cash equivalents	$29,140	$828,921	$(29,140)	2a	$828,921
Restricted cash	-	31,684,762			31,684,762
Accounts receivable	-	9,973,984			9,973,984
Inventories	-	5,226,877			5,226,877
Notes receivable	-	132,019			132,019
Prepayments for goods, net of allowance of $155,329 December 31, 2009	-	4,107,529			4,107,529
Prepaid expenses and other receivables	-	435,286			435,286
Due from a related party	-	19,815,537			19,815,537
Due from an employee	-	2,933,756			2,933,756
Deferred taxes	-	61,834			61,834
Total current assets	29,140	75,200,505			75,200,505
LONG-TERM ASSETS
Property, plant and equipment, net	-	52,472,912			52,472,912
Construction in progress	-	21,362,696			21,362,696
Land use rights, net	-	3,363,622			3,363,622
Due from a related party	-	16,682,545			16,682,545
Deferred taxes	-	364,240			364,240
Total long-term assets	-	94,246,015			94,246,015
TOTAL ASSETS	$29,140	$169,446,520	$		$169,446,520

CHINA CHEMICAL CORP.
(FORMERLY BOMPS MINING, INC.)
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2009

	BOMPS MINING NOVEMBER 30, 2009	ZIBO JIAZHOU CHEMICAL DECEMBER 31, 2009	PRO FORMA ADJUSTMENTS		NOTES		PRO FORMA CONSOLIDATED TOTAL
CURRENT LIABILITIES
Accounts payable	$5,310	$2,820,108		$(5,310)	2	a	$2,820,108
Other payables and accrued liabilities	-	841,931					841,931
Short-term bank loans	-	26,994,508					26,994,508
Customer deposits	-	1,079,497					1,079,497
Notes payable	-	47,317,998					47,317,998
Income tax payable	-	1,515,007					1,515,007
Payable to contractors	-	1,996,155					1,996,155
Due to related parties	4,250	230,208		(4,250)	2	a	230,208
Current portion of financial obligation, sale-leaseback, net	-	-					-
Current portion of long-term bank loans	-	1,320,190					1,320,190
Total current liabilities	9,560	84,115,602					84,115,602
LONG-TERM LIABILITIES
Long-term portion of financial obligation, sale-leaseback, net	-	-					-
Long-term bank loans	-	20,682,978					20,682,978
Total long-term liabilities	-	20,682,978					20,682,978
TOTAL LIABILITIES	9,560	104,798,580					104,798,580
SHAREHOLDERS’ EQUITY
Registered capital	-	4,528,113		(4,528,113)	2	b	-
Common stock	400	-		2,600	2a, b		3,000
Additional paid-in capital	44,600	7,577,646		4,480,513	2	b	12,102,759
Retained earnings (restricted portion is $1,857,451 at December 31, 2009)	-	47,349,607		-			47,349,607
Accumulated other comprehensive income	-	5,192,574		-			5,192,574
Accumulated deficit during exploration stage	(25,420)	-		25,420	2a, b		-
TOTAL SHAREHOLDERS’ (DEFICIT) EQUITY	19,580	64,647,940					64,647,940
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$29,140	$169,446,520	$				$169,446,520

CHINA CHEMICAL CORP.
(FORMERLY BOMPS MINING, INC.)
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
AND COMPREHENSIVE INCOME FOR THE SIX MONTHS ENDED JUNE 30, 2010

	BOMPS MINING MAY 31, 2010	ZIBO JIAZHOU CHEMICAL JUNE 30, 2010	PRO FORMA ADJUSTMENTS	NOTES		PRO FORMA CONSOLIDATED TOTAL
REVENUES	$-	$32,488,555	$			$32,488,555
COST OF GOODS SOLD	-	26,105,889				26,105,889
GROSS PROFIT	-	6,382,666				6,382,666
Selling and distribution expenses	-	5,277				5,277
General and administrative expenses	15,830	616,432	(15,830)	2	a	616,432
Mineral Expenditures	8,000	-	(8,000)	2	a	-
(LOSS) INCOME FROM OPERATIONS	(23,830)	5,760,957				5,760,957

OTHER INCOME (EXPENSES)
Lease income from related party, net	-	1,414,645				1,414,645
Interest expense, net	-	(787,717)				(787,717)
Other expense, net	-	(5,083)				(5,083)
(LOSS) INCOME BEFORE INCOME TAXES	(23,830)	6,382,802				6,382,802
INCOME TAX EXPENSE	-	(776,452)				(776,452)
NET (LOSS) INCOME	(23,830)	5,606,350				5,606,350
OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	-	282,253				282,253
OTHER COMPREHENSIVE INCOME	-	282,253				282,253
COMPREHENSIVE (LOSS) INCOME	$(23,830)	$5,888,603	$			$5,888,603
WEIGHTED AVERAGE SHARES OUTSTANDING, BASIC AND DILUTED	30,000,000	-				30,000,000
Net (loss) income per common share, basic and diluted	$(0.00)	$-	$			$0.20

CHINA CHEMICAL CORP.
(FORMERLY BOMPS MINING, INC.)
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
AND COMPREHENSIVE INCOME FOR THE YEAR ENDED DECEMBER 31, 2009

	BOMPS MINING NOVEMBER 30, 2009	ZIBO JIAZHOU CHEMICAL DECEMBER 31, 2009	PRO FORMA ADJUSTMENTS	NOTES		PRO FORMA CONSOLIDATED TOTAL
REVENUES	$-	$56,920,742	$			$56,920,742
COST OF GOODS SOLD	-	46,030,417				46,030,417
GROSS PROFIT	-	10,890,325				10,890,325
Selling and distribution expenses	-	11,725				11,725
General and administrative expenses	23,384	1,325,743	(23,384)	2	a	1,325,743
Mineral Expenditures	8,000	-	(8,000)	2	a	-
(LOSS) INCOME FROM OPERATIONS	(31,384)	9,552,857				9,552,857

OTHER INCOME (EXPENSES)
Lease income from related party, net	-	3,261,702				3,261,702
Interest expense, net	-	(1,398,369)				(1,398,369)
Other expense, net	-	(484)				(484)
(LOSS) INCOME BEFORE INCOME TAXES	(31,384)	11,415,706				11,415,706
INCOME TAX EXPENSE	-	(1,410,314)				(1,410,314)
NET (LOSS) INCOME	(31,384)	10,005,392				10,005,392
OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	-	15,380				15,380
OTHER COMPREHENSIVE INCOME	-	15,380				15,380
COMPREHENSIVE (LOSS) INCOME	$(31,384)	$10,020,772	$			$10,020,772
WEIGHTED AVERAGE SHARES OUTSTANDING, BASIC AND DILUTED	30,000,000	-				30,000,000
Net (loss) income per common share, basic and diluted	$(0.00)	$-	$			$0.33

CHINA CHEMICAL CORP.
(FORMERLY BOMPS MINING, INC.)
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY FOR THE PERIOD ENDED JUNE 30, 2010 AND THE YEAR ENDED DECEMBER 31, 2009

	Common Stock Par Value $0.0001		Additional paid-		Accumulated other comprehensive
	Shares	Amount	in-capital	Retained earning	income	Total
Balance at December 31, 2008	19,861,700	$1,986	$8,783,637	$37,344,215	$5,177,194	$51,307,032
Recapitalization	10,138,300	1,014	(1,014)	-	-	-
Capital Contribution	-	-	3,320,136	-	-	3,320,136
Foreign currency translation gain	-	-	-	-	15,380	15,380
Net Income	-	-	-	10,005,392	-	10,005,392

Balance at December 31, 2009	30,000,000	3,000	12,102,759	47,349,607	5,192,574	64,647,940
Foreign currency translation gain	-	-	-	-	282,253	282,253
Net Income	-	-	-	5,606,350	-	5,606,350
Balance at June 30, 2010	30,000,000	$3,000	$12,102,759	$52,955,957	$5,474,827	$70,536,543

CHINA CHEMICAL CORP.
(FORMERLY BOMPS MINING, INC.)
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1- ORGANIZATION AND BASIS OF PRESENTATION

On September 30, 2010, China Chemical Corp. (the “Company” or “China Chemical”), formerly Bomps Mining, Inc. (“Bomps Mining”), entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Gold Champ Consultants Limited, a Hong Kong corporation (“Gold Champ”), and the shareholder of Gold Champ (the “Gold Champ Shareholders”).  Pursuant to the Share Exchange Agreement, the Company acquired 100% of the outstanding capital of Gold Champ in exchange for shares of common stock of the Company (the “Share Exchange”). Gold Champ was incorporated in Hong Kong under Chapter 32 Companies Ordinance on July 15, 2010 as a limited company. Gold Champ is a holding company whose primary asset is 100% of the registered capital of Zibo Costar Information Consulting, a company organized under the laws of the PRC. All of Gold Champ's operations are conducted in China through Zibo Costar Information Consulting, and through contractual arrangements with Zibo Jiazhou Chemical Industry Co., Ltd., a limited liability enterprise organized under the laws of the People’s Republic of China (“Zibo Jiazhou Chemical”).

At the closing of the Share Exchange on September 30, 2010, the Company issued an aggregate of 19,861,700 shares of its common stock, representing 66% of the Company’s issued and outstanding common stock after giving effect to the cancellation of 30,000,000 shares on September 30, 2010, to the shareholders of Gold Champ in exchange for 100% of the common stock of Gold Champ. Upon the closing of the Share Exchange, the Company issued an aggregate of 38,300 shares of common stock to certain eligible individuals under the 2010 Incentive Stock Plan. In addition, the Company issued 100,000 shares of common stock to its investor relations firm. Accordingly, after the closing of the transactions contemplated by the Share Exchange Agreement, the Company had a total of 30,000,000 shares of common stock issued and outstanding, with the shareholders of Gold Champ owning 66% of the total issued and outstanding shares of China Chemical’s common stock, and the balance held by those who held shares of China Chemical’s common stock prior to the closing of the Share Exchange. The Share Exchange transaction resulted in the shareholders of Gold Champ obtaining a majority voting interest in China Chemical. Generally accepted accounting principles require that the company whose shareholders retain the majority interest in a combined business be treated as the acquirer for accounting purposes, resulting in a reverse acquisition. Accordingly, the Share Exchange transaction has been accounted for as a recapitalization of China Chemical.

The unaudited consolidated pro forma statements include the historical unaudited consolidated statements of China Chemical and Zibo Jiazhou Chemical giving effect to the Share Exchange and other related events as if it had occurred on January 1, 2009 and January 1, 2010. These unaudited consolidates pro forma financial statements have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which actually would have resulted had the transaction occurred on the date indicated and are not necessarily indicative of the results that may be expected in the future.

CHINA CHEMICAL CORP.
(FORMERLY BOMPS MINING, INC.)
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited pro forma consolidated balance sheets have been presented as of June 30, 2010 and December 31, 2009. The unaudited pro forma consolidated statements of income and comprehensive income for the six months ended June 30, 2010 and for the year ended December 31, 2009, as well as the unaudited pro forma consolidated statements of changes in stockholders’ equity for the six months ended June 30, 2010 and for year ended December 31, 2009 have been presented as if the acquisition had occurred January 1, 2009.

The acquisition will be accounted for as a reverse merge under the purchase method of accounting since there was a change of control. In accordance with ASC 805 (formerly SFAS 141(R)) Gold Champ is the legal acquirer for financial reporting purposes and the Company is the acquired company. Accordingly, Gold Champ will be treated as the continuing entity for accounting purposes.

The unaudited pro forma adjustments are included in the accompanying unaudited pro forma consolidated balance sheets as of June 30, 2010 and December 31, 2009, the unaudited pro forma consolidated statements of income and comprehensive income for the six months ending June 30, 2010 and for the year ended December 31, 2009 and the unaudited pro forma consolidated statements of changes in stockholders’ equity as of January 1, 2009 to reflect the acquisition of Gold Champ by the Company:

a.	To record the spin-off of the Company’s assets and liabilities prior to the reverse acquisition;

b.	These adjustments reflect the recapitalization as a result of the transactions related to the share exchange.

The unaudited pro forma consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma financial statements should be read in conjunction with the companies’ respective historical financial statements and notes included thereto.